                                                                    Exhibit 4.1

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE

          NUMBER *0*                                         SHARES *0*

HLI

SEE REVERSE SIDE                                            SEE REVERSE SIDE FOR
FOR RIGHTS LEGEND                                            CERTAIN DEFINITIONS

                              Hartford Life, Inc.

                                          CUSIP 000000 00 0

              THIS IS TO CERTIFY THAT  ** Specimen **



              IS THE OWNER OF ** Zero (0) **





     FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR
VALUE $.01 PER SHARE, of Hartford Life, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the By-Laws of the Corporation as the same may be from time to time amended, to all of which the holder by acceptance hereof assents.

        This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the seal of the Corporation and the signatures of its duly authorized officers.


Dated:
      --------------                      --------------------------------------
                                                    President and CEO


COUNTERSIGNED AND REGISTERED:
    THE BANK OF NEW YORK                  --------------------------------------
       TRANSFER AGENT                     Chief Financial Officer and Treasurer
        AND REGISTRAR


BY:
    --------------------------------      --------------------------------------
         AUTHORIZED SIGNATURE                           Secretary

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                              Hartford Life, Inc.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common      UNIF GIFT MIN ACT _______ Custodian _______
TEN ENT -- as tenants by the entireties                (Cust)            (Minor)
JT TEN -- as joint tenants with right of     under Uniform Gift to Minors Act of
          survivorship and not as tenants         ______________________________
          in common                                            (State)


    Additional abbreviations also may be used though not in the above list.


      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, POWERS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTION OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.


For value received, ________________ hereby  sells,  assigns and transfers unto

_______________________________________________________________________________
(PLEASE INSERT SOCIAL SECURITY OR OTHER  IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

______________________ (________) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated: _________________      _________________________________________________
                              NOTICE:  The  signature  to this assignment  must
                              correspond  with the name as  written   upon  the
                              face  of this  certificate  in  every  particular
                              without  alteration or  enlargement or any change
                              whatever.   The signature of the person executing
                              this power must  be  guaranteed  by  an  Eligible
                              Guarantor Institution such as a Commercial  Bank,
                              Trust  Company,  Securities Broker/Dealer, Credit
                              Union or a Savings Association participating in a Medallion program approved by the Securities
                              Transfer Association, Inc.